SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  June 3, 2003

Franklin Receivables LLC
(Exact name of registrant as specified in its charter)
333-72180 and
Delaware	333-105684	94-3301790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47 West 200 South, Suite 500
Salt Lake City, Utah 84101
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (801) 238-6700

Item 5.  Other Events

The Registrant is filing this Current Report on Form 8-K to file the Consent of Independent Accountants to the incorporation by reference in the Prospectus Supplement, which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant’s Asset Backed Notes, of the accountants’ consent dated June 3, 2003 on the audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries.  The Consent of Independent Accountants is set forth in Exhibit 23.1.

Item 7.

Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(a)

Exhibits:

Item 601(a) of Regulation S-K

Exhibit No.

Description

23.1

Consent of Independent Accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RECEIVABLES LLC

By: /s/ Harold E. Miller, Jr.

Harold E. Miller, Jr.

President and Chief Executive Officer

Dated:  June 3, 2003

Exhibit Index

Item 601(a) of Regulation S-K

Exhibit No.	Description	Page

23.1	Consent of Independent Accountants (PricewaterhouseCoopers LLP) as to the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries and as to the reference of PricewaterhouseCoopers LLP under the caption “Experts” in the Prospectus Supplement dated as of May 30, 2003 Incorporated by reference to Form 8-K filed on June 3, 2003 with the SEC.	5

Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus Supplement of Franklin Auto Trust 2003-1, relating to Class A-1, A-2, A-3, and A-4 Notes comprising part of the Registration Statement (No. 333-105684) of Franklin Capital Corporation, of our reports, dated January 31, 2003, each of which is included or incorporated by reference in MBIA Inc.’s Annual Report on Form 10-K for the year ended December 31, 2002, relating to our audits of the consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002; the consolidated financial statement schedules of MBIA and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002; and the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002.  We also consent to the reference to our firm under the caption “Experts” in the Prospectus Supplement.

/s/ PriceWaterhouseCoopers LLP

PriceWaterhouseCoopers LLP

June 3, 2003

McKee Nelson LLP

Five Times Square, 35th Floor

New York, New York  10036

Telephone:  (917) 777-4333

Facsimile:  (917) 777-4299

June 4, 2003

VIA EDGAR

Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, D.C.  20549

RE:

Franklin Receivables LLC

Auto Loan-Backed Pass-Through Certificates, Series 2003-1

Ladies and Gentlemen:

We have acted as counsel for Franklin Receivables LLC, a Delaware limited liability company (the “Company”).  We enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company’s Current Report on Form 8-K in connection with the above-referenced transaction.

Very truly yours,

/s/ Matthew P. Joseph

Matthew P. Joseph

Enclosure